UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of 364-Day Bridge Loan Agreement

As previously disclosed, on December 16, 2015, Molson Coors Brewing Company (the “Company”) entered into a 364-Day Bridge Loan Agreement (the “Bridge Loan Agreement”) by and among the Company, the lenders party thereto and Citibank N.A., as administrative agent. The Bridge Loan Agreement provided for a 364-day bridge loan facility of up to $9.3 billion. On February 3, 2016, the Company completed an offering of 29,884,393 shares of Class B common stock, for which it received net proceeds of approximately $2.5 billion, and reduced the commitment under the Bridge Loan Agreement to $6.8 billion.

On July 7, 2016, after the issuance of the Notes described under Item 2.03 of this Current Report on Form 8-K, the Company terminated the Bridge Loan Agreement. The Company has not borrowed any amounts under the Bridge Loan Agreement, and no payments will become due as a result of such termination.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sale of Notes in Aggregate Principal Amount of Approximately $6.9 Billion

On July 7, 2016, the previously announced offerings of (i) $500 million aggregate principal amount of 1.450% Senior Notes due 2019 (the “2019 USD Notes”), $1.0 billion aggregate principal amount of 2.100% Senior Notes due 2021 (the “2021 USD Notes”), $2.0 billion aggregate principal amount of 3.000% Senior Notes due 2026 (the “2026 USD Notes”) and $1.8 billion aggregate principal amount of 4.200% Senior Notes due 2046 (the “2046 USD Notes,” and together with the 2019 USD Notes, the 2021 USD Notes and the 2026 USD Notes, the “USD Notes”) of the Company, (ii) €800 million aggregate principal amount of 1.250% Senior Notes due 2024 (the “EUR Notes”) of the Company, and (iii) C$500 million aggregate principal amount of 2.84% Senior Notes due 2023 (the “2023 CAD Notes”) and C$500 million aggregate principal amount of 3.44% Senior Notes due 2026 (the “2026 CAD Notes,” and together with the 2023 CAD Notes, the “CAD Notes”) (the CAD Notes, together with the USD Notes and the EUR Notes, the “Notes”) of Molson Coors International LP, a wholly-owned, indirect subsidiary of the Company (“MCILP”), were completed (each, an “Offering,” and together, the “Concurrent Offerings”).

The USD Notes and the EUR Notes are governed by an Indenture, dated as of July 7, 2016, among the Company, the Guarantors (as defined below) and Deutsche Bank Trust Company Americas (“DBTCA”), as trustee, as supplemented by the First Supplemental Indenture thereto relating to the EUR Notes, dated as of July 7, 2016, among the Company, the Guarantors and DBTCA, as trustee and paying agent, and the Second Supplemental Indenture thereto relating to the USD Notes, dated as of  July 7, 2016, among the Company, the Guarantors and DBTCA, as trustee (as supplemented, the “USD/EUR Indenture”) for the benefit of the holders of the USD Notes and EUR Notes. The USD Notes and the EUR Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement filed on January 26, 2016, on Form S-3, File No. 333-209123. The USD/EUR Indenture, the First Supplemental Indenture and the Second Supplemental Indenture thereto are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively. The forms of the EUR Notes, the 2019 USD Notes, the 2021 USD Notes, the 2026 USD Notes and the 2046 USD Notes are filed herewith as Exhibits 4.4, 4.5, 4.6, 4.7 and 4.8, respectively.

The CAD Notes are governed by an Indenture, dated as of July 7, 2016, among MCILP, the Company, as parent guarantor, the Subsidiary Guarantors party thereto (as defined below) and Computershare Trust Company of Canada (“CTCA”), as trustee, as supplemented by the First Supplemental Indenture, dated as of July 7, 2016, among MCILP, the Company, as parent guarantor, the Subsidiary Guarantors and CTCA, as trustee (as supplemented, the “CAD Indenture,” and together with the USD/EUR Indenture, the “Indentures”) for the benefit of the holders of the CAD Notes. The CAD Notes were sold outside the United States to non-U.S. persons in reliance on Regulation S on a private placement basis pursuant to exemptions from the prospectus requirements of applicable securities laws.

The CAD Indenture and the First Supplemental Indenture thereto are filed herewith as Exhibits 4.9 and 4.10, respectively. The forms of the 2023 CAD Notes and the 2026 CAD Notes are filed herewith as Exhibits 4.11 and 4.12, respectively.

The USD Notes and the EUR Notes bear interest at the applicable rate per annum listed in the description of each series of the USD Notes and the EUR Notes. Interest on the USD Notes is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2017. Interest on the EUR Notes is payable annually in arrears on July 15 of each year, beginning on July 15, 2017. The USD Notes and the EUR Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by MCILP, Molson Canada 2005 (“MC 2005”), Molson Coors International General, ULC (“International General”), Molson Coors Callco ULC (“Callco”), Coors International Holdco, ULC (“Coors Holdco”), Coors Brewing Company (“CBC”), Molson Coors Holdco Inc. (“MC Holdco”), CBC Holdco LLC (“CBC Holdco”), MC Holding Company LLC (“MC Holding”), CBC Holdco 2 LLC (“CBC Holdco 2”) and Newco3, Inc. (“Newco”) (all of which are wholly-owned directly or indirectly by the Company) (collectively, the “Guarantors”), and no later than 30 days after the consummation of the Acquisition (as defined below), will be guaranteed by MillerCoors LLC (“MillerCoors”). The USD Notes and the EUR Notes and the related guarantees are senior unsecured obligations of the Company and the Guarantors and will rank pari passu with all other unsubordinated debt of the Company and the Guarantors and senior to all future subordinated debt of the Company and the Guarantors. The USD Notes and the EUR Notes will be structurally subordinated to all present and future debt and other obligations of the Company’s subsidiaries that are not Guarantors. The USD Notes and the EUR Notes and the related guarantees will be effectively junior to the current and future secured obligations of the Company and the Guarantors to the extent of the assets securing such obligations.

The CAD Notes bear interest at the applicable rate per annum listed in the description of each series of the CAD Notes, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2017. The CAD Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by the Company, as parent guarantor, and MC 2005, International General, Callco, Coors Holdco, CBC, MC Holdco, CBC Holdco, MC Holding, CBC Holdco 2 and Newco (collectively, the “Subsidiary Guarantors”), and no later than 30 days after the consummation of the Acquisition, will be guaranteed by MillerCoors. The CAD Notes and the related guarantees are senior unsecured obligations of MCILP, the Company and the Subsidiary Guarantors, respectively, and will rank pari passu with all other unsubordinated debt of MCILP, the Company and the Subsidiary Guarantors and senior to all future subordinated debt of MCILP, the Company and the Subsidiary Guarantors. The CAD Notes will be structurally subordinated to all present and future debt and other obligations of MCILP’s subsidiaries that are not Subsidiary Guarantors. The CAD Notes and the related guarantees will be effectively junior to the current and future secured obligations of MCILP, the Company and the Subsidiary Guarantors to the extent of the assets securing such obligations.

The net proceeds from the Concurrent Offerings, after deducting estimated fees and expenses and the initial purchasers’ commissions and underwriters’ discounts and commissions, were approximately $6.9 billion. The net proceeds are expressed in U.S. dollars and include $890.0 million related to the Offering of the EUR Notes, based on the spot exchange rate published on Bloomberg for June 29, 2016, which was €1.00 to $1.1125, and $767.8 million related to the Offering of the CAD Notes, based on the spot exchange rate published on Bloomberg for June 28, 2016, which was $1.00 to C$1.3025. All of the net proceeds of the Concurrent Offerings will be used as partial consideration for the purchase by the Company of all of SABMiller plc’s interest in MillerCoors and all the trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the United States and Puerto Rico pursuant to the purchase agreement (the “Purchase Agreement”) entered into by the Company and Anheuser-Busch InBev SA/NV (“ABI”) for $12 billion, subject to downward adjustment as described therein, in cash, on November 11, 2015 (such acquisition, the “Acquisition”). Prior to the closing of the Acquisition, the net proceeds from the Concurrent Offerings will be invested in U.S. government securities, short-term certificates of deposit, cash equivalents, money market funds or other short-term investments or demand deposit accounts. The net proceeds from the Concurrent Offerings will not be deposited into an escrow account and holders of the Notes will not receive a security interest in any such proceeds.

The Notes are redeemable, in whole or in part, at the option of the applicable issuer at any time and from time to time prior to maturity, with respect to the 2019 USD Notes, June 15, 2021, with respect to the 2021 USD Notes, April 15, 2026, with respect to the 2026 USD Notes, January 15, 2046, with respect to the 2046 USD Notes, April

15, 2024, with respect to the EUR Notes, June 15, 2023, with respect to the 2023 CAD Notes and April 15, 2026, with respect to the 2026 CAD Notes (each, a “Par Call Date” with respect to the applicable series of Notes (other than the 2019 USD Notes)) at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption, plus an applicable make-whole premium. Each series of Notes (other than the 2019 USD Notes) will be redeemable, in whole or in part, at any time and from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

The applicable issuer may redeem all, but not part, of a series of the CAD Notes or the EUR Notes in the event of certain changes in the relevant jurisdiction (as further described in the applicable Indenture), at a redemption price of 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date. Subject to certain exceptions and limitations set forth in the applicable Indenture, the applicable issuer will pay additional amounts as may be necessary to ensure that every net payment on a CAD Note or a EUR Note to a holder, after deduction or withholding by such issuer or the applicable paying agent for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the relevant jurisdiction, will not be less than the amount provided in such Note to be then due and payable.

If the Acquisition is not completed on or prior to November 11, 2016 (or if, pursuant to the Purchase Agreement the Termination Date (as defined therein) is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination Date is so extended), or if, prior to such date, the applicable issuer notifies the applicable trustee in writing that it will not pursue the Acquisition, the applicable issuer will be obligated to redeem all of the applicable series of Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest to, but excluding, the date of redemption. Upon the occurrence of a change of control triggering event specified in the applicable Indenture, the applicable issuer must offer to purchase the applicable series of Notes at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase, unless the applicable issuer has previously exercised its right to redeem the Notes of such series.

The terms of the Indentures will, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur additional secured indebtedness, (ii) enter into certain sale and leaseback transactions and (iii) merge, sell, convey, transfer or lease substantially all of their assets. These covenants are subject to a number of important limitations and exceptions that are described in the applicable Indenture.

The Indentures provide for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the applicable Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the applicable trustee or holders of at least 25% in principal amount outstanding of the applicable series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the applicable Indenture.

The foregoing descriptions of the USD/EUR Indenture and the CAD Indenture are qualified in their entirety by reference to the actual agreements.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee
4.2	First Supplemental Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee and Paying Agent
4.3	Second Supplemental Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company,

the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee
4.4	Form of 1.250% Senior Notes due 2024 (included in Exhibit 4.2)
4.5	Form of 1.450% Senior Notes due 2019 (included in Exhibit 4.3)
4.6	Form of 2.100% Senior Notes due 2021 (included in Exhibit 4.3)
4.7	Form of 3.000% Senior Notes due 2026 (included in Exhibit 4.3)
4.8	Form of 4.200% Senior Notes due 2046 (included in Exhibit 4.3)
4.9

Indenture, dated as of July 7, 2016, among Molson Coors International LP, Molson Coors Brewing Company, as parent, the subsidiary guarantors party thereto and Computershare Trust Company of Canada, as Trustee

4.10

First Supplemental Indenture, dated as of July 7, 2016, among Molson Coors International LP, Molson Coors Brewing Company, as parent, the subsidiary guarantors party thereto and Computershare Trust Company of Canada, as Trustee

4.11	Form of 2.840% Senior Notes due 2023 (included in Exhibit 4.10)
4.12	Form of 3.440% Senior Notes due 2026 (included in Exhibit 4.10)
5.1	Opinion of Kirkland & Ellis LLP
5.2	Opinion of Perkins Coie LLP
5.3	Opinion of Cox & Palmer
5.4	Opinion of McCarthy Tétrault LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2016

MOLSON COORS BREWING COMPANY

	By:	/s/ Michael J. Rumley
Michael J. Rumley
Vice President, Treasurer

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee
4.2	First Supplemental Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee and Paying Agent
4.3	Second Supplemental Indenture, dated as of July 7, 2016, among Molson Coors Brewing Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee
4.4	Form of 1.250% Senior Notes due 2024 (included in Exhibit 4.2)
4.5	Form of 1.450% Senior Notes due 2019 (included in Exhibit 4.3)
4.6	Form of 2.100% Senior Notes due 2021 (included in Exhibit 4.3)
4.7	Form of 3.000% Senior Notes due 2026 (included in Exhibit 4.3)
4.8	Form of 4.200% Senior Notes due 2046 (included in Exhibit 4.3)
4.9

Indenture, dated as of July 7, 2016, among Molson Coors International LP, Molson Coors Brewing Company, as parent, the subsidiary guarantors party thereto and Computershare Trust Company of Canada, as Trustee

4.10

First Supplemental Indenture, dated as of July 7, 2016, among Molson Coors International LP, Molson Coors Brewing Company, as parent, the subsidiary guarantors party thereto and Computershare Trust Company of Canada, as Trustee

4.11	Form of 2.840% Senior Notes due 2023 (included in Exhibit 4.10)
4.12	Form of 3.440% Senior Notes due 2026 (included in Exhibit 4.10)
5.1	Opinion of Kirkland & Ellis LLP
5.2	Opinion of Perkins Coie LLP
5.3	Opinion of Cox & Palmer
5.4	Opinion of McCarthy Tétrault LLP